                                                                   Exhibit 10(b)


                   THE LESCO, INC. 1992 STOCK INCENTIVE PLAN
                        (as amended December 18, 1997)

SECTION 1. PURPOSE.

      The purpose of the LESCO, Inc. 1992 Stock Incentive Plan ("Plan") is to aid LESCO, Inc. (hereinafter referred to, collectively with its subsidiaries, unless the context otherwise requires, as the "Company") in the retention and attraction of selected individuals who have demonstrated superior ability and initiative and to provide them with a long-term incentive to exert extraordinary efforts toward the achievement of increased growth and profitability in the operations of the Company and its future, and further, to identify their interests with those of the shareholders.

SECTION 2. DEFINITIONS.

      As used in the Plan, the following terms have the meanings set forth below:

      "Award" means any Option, Stock Appreciation Right, Performance Share Award, Restricted Stock Award, or Stock Award granted pursuant to the provisions of the Plan.

      "Award Agreement" means a written agreement evidencing any Award granted hereunder.

      "Board" means the Board of Directors of the Company.

      "Change in Control" has the meaning provided in Section 11

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means a committee of not less than two (2) persons who are both "Non-Employee Directors" (within the meaning of Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or statute) and "Outside Directors" (within the meaning of
Section 162(m) of the Code).

      "Company" has the meaning provided in Section 1.

      "Director" means a member of the Board.

      "Employee" means any employee of the Company or of any Subsidiary.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" means (i) the mean between the highest and lowest selling prices reported by the consolidated stock exchange network for the Shares on the Grant Date, (ii) if there are no sales of Shares reported by the consolidated stock exchange network on the

Grant Date, the mean between the highest and lowest reported selling prices on the consolidated stock exchange network on the nearest trading date before such date and on which there were such sales. If the Shares are not traded on a national securities exchange and high and low selling prices are reported on NASDAQ, then the term "Fair Market Value" means (i) the mean between highest and lowest selling prices reported on NASDAQ on the Grant Date; or (ii) if there are no sales of Shares reported by NASDAQ for such date, the mean between the highest and lowest reported selling prices on NASDAQ on the nearest trading date before such date on which there were such sales. If the Shares are not traded on a national securities exchange or otherwise in a manner resulting in reporting of high and low selling prices on NASDAQ, the term "Fair Market Value" means the mean between the bid and asked prices of the Shares as reported by such sources as shall be, in the judgment of the Committee, appropriate evidence of such prices, as of the close of business on the Grant Date or if there are no sales an such date on the nearest trading date before such date on which there were such sales. If there shall be no trading in the Shares at any time then the term "Fair Market Value" means the value per Share as determined by the Committee upon consideration of such financial, market, or other relevant data as the Committee may deem necessary and appropriate.

      "Grant Date" means the date on which the Board approves the grant of an Option, Stock Appreciation Right, Performance Share Award, Restricted Stock Award or Stock Award.

      "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto and any related treasury regulation.

      "Non-Statutory Stock Option" means an Option that is not intended to be an Incentive Stock Option.

      "Option" means an option to purchase Shares granted hereunder.

      "Option Price" means the purchase price of each Share under an Option.

      "Participant" means an Employee or a Director who is selected by the Committee to receive an Award under the Plan.

      "Plan" means The LESCO 1992 Stock Incentive Plan, as amended.

      "Restricted Stock Award" means an award of Shares under Section 8 hereof which is subject to restrictions on transfer.

      "Restriction Period" means the period of time specified in an Award Agreement during which any of the following conditions remain in effect: (i) certain restrictions on the sale or other disposition of Shares awarded under the Plan, (ii) subject to the terms of the applicable Award Agreement, the continued employment of the Participant, and
(iii) such other conditions as may be set forth in the applicable Award
Agreement.

      "Shareholders' Meeting" means the annual meeting of shareholders of the Company.

      "Stock" or "Shares" means the Company's common shares, without par value.

      "SAR" or "Stock Appreciation Right" means the right to receive a payment in cash or in Shares, or in any combination thereof, from the Company equal to the excess of the Fair Market Value of a stated number of Shares at the exercise date over a fixed price for those Shares.

      "Stock Award" means the grant of unrestricted Shares under the Plan.

      "Subsidiary" means a corporation which is at least 80% owned, directly or indirectly, by the Company.

      "Ten Percent Shareholder" means an Employee who owns Shares possessing more than 10 percent of the total combined voting power of all classes of equity of the Company or of any of its Subsidiaries (a "Ten Percent Shareholder"). For purposes of determining whether an Employee is a Ten Percent Shareholder, the attribution rules under Code Section 425(d) shall apply.

      "Voting Stock" means the then-outstanding securities of the Company entitled to vote generally in the election of directors of the Company.

SECTION 3. ADMINISTRATION.

      The Plan shall be administered by the Committee appointed by the Board. Up to two other appointed Directors may serve as alternative members of the Committee. Members and alternate members serve at the pleasure of the Board. A vacancy on the Committee may be filled temporarily by one of the alternative members until the vacancy is filled by the appointment or a successor member by the Board.

      Members of the Committee may participate in the Plan, however, an Award granted to a member of the Committee must be approved by the full Board.

      Subject to the express provisions of this Plan, the Committee shall administer this Plan according to its purpose. The Committee shall have conclusive authority to designate Employees and Directors to be Participants for Awards, and determine the type and number of Awards, and be responsible for the interpretation and construction of all provisions of this Plan consistent with law and may establish, amend and rescind general and special rules and regulations consistent therewith for administration of the Plan; it shall have the authority to construe and interpret, as well as prescribe the terms and provisions of all Award Agreements entered into hereunder and make all other determinations deemed necessary or advisable for the administration of this Plan, and shall have such other authority as the Board may from time to time deem necessary or desirable.

SECTION 4. SHARES SUBJECT TO THE PLAN.

      (a) Subject to adjustment as provided in the Plan, the total number of
Shares available under the Plan shall not exceed    Shares excluding the total
number of Shares covered by Options which are outstanding under the LESCO 1987 Stock Option Plan as amended, or have been exercised under the 1987 Stock Option Plan during the term of this Plan. Settlement of an Award, whether by the issuance of Shares or the payment of cash, shall not be deemed to be the grant of an Award hereunder. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the Shares available for grants under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If any Shares subject to any Award granted hereunder are forfeited, cancelled, or if such Award otherwise terminates or expires in whole or in part without the issuance of such Shares or payment of other consideration in lieu of such Shares, the Shares subject to such Award, to the extent of any such forfeiture, cancellation, termination, or expiration, shall again be available for grant under the Plan as if such Shares had not been subject to an Award.

      (b) The number of Shares which remain available for grant pursuant to this Plan, together with Shares subject to outstanding Awards, at the time of any change in the capitalization of the Company, including stock splits, stock dividends, mergers, reorganizations, consolidations, recapitalizations, or other changes in corporate structure, and occurring after the adoption of this Plan, shall be appropriately and proportionately adjusted to reflect such change in capitalization.

      (c) The total number of Shares subject to any Awards granted to a Participant in the same calendar year cannot exceed ____.

      (d) The Committee shall maintain records showing the cumulative total of all Shares awarded under this Plan.

SECTION 5. ELIGIBILITY.

      Any Employee or officer (who also may be a Director) of the Company shall be eligible to be selected as a Participant who, in the judgment of the Committee, occupies a position in which his or her efforts contribute to the profits or growth of the Company or any of its Subsidiary corporations. In addition, and without limiting the foregoing, a Nonqualified Stock Option, Stock Award, Restricted Stock Award, SARs or Performance Share Award may be granted to a Director who is not an Employee or officer of the Company.

SECTION 6. GRANTS OF STOCK OPTIONS.

      Non-Statutory Stock Options and Incentive Stock Options may be granted hereunder, to Participants either separately or in conjunction with other Awards granted under the Plan. Any Option granted to a Participant under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve, which shall be duly executed by and on behalf of the Company and delivered to the Participant. Options will be subject to the following terms and conditions and to any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee deems appropriate.

      (a) Option Price. The purchase price per Share under an Option shall be the Fair Market Value on the Grant Date of the Option. Payment of the Option Price may be made in cash, Shares, or a combination of cash and Shares, as provided in the Award Agreement relating thereto.

      Notwithstanding the foregoing, if at the time an Incentive Stock Option is granted to a Ten Percent Shareholder, then the Option Price per Share for such Ten Percent Shareholder shall be no less than and, in the discretion of the Committee, shall be equal to or greater than 110 percent of the Fair Market Value.

      (b) Option Period. The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Incentive Stock Option shall be exercisable after the expiration of ten years from the Grant Date. Unless an earlier termination date is fixed by the Committee at the time of grant, Options granted under this Plan shall terminate and shall not be exercisable (or surrendered) after the expiration of ten years from the Grant Date (or surrendered). In the event a Ten Percent Shareholder is granted an Incentive Stock Option pursuant to this Plan the preceding sentence shall be read by substituting "five" for "ten" therein. In addition, an Incentive or Nonqualified Stock Option granted under this Plan shall be considered terminated, in whole or in part, to the extent that, in accordance with Section 6 it can no longer be exercised for Shares originally subject to such Option.

      (c)   Exercise of Options and Surrender of SARs.

            (1)   By a Participant During Continuous Service or Employment.

                  Options shall be exercised or SARs surrendered (which are
            governed by Section 7 of the Plan) only if at all times during the period beginning on the Award Date on which such Option or SAR was granted and ending on the day three months before the date of exercise (or surrender) (but in no event later than the end of the fixed term of such Option or SAR), the Participant was a Director of the Company or an Employee of (a) the Company; (b) a Subsidiary; or (c) a corporation (or its parent or subsidiary) issuing or assuming a Stock Option in a transaction (i) to which Code Section 424(a) applies, and (ii) to which the Company (or its Subsidiary) is also a party. In the case of a Participant who is disabled (within the meaning of Section 150(d)(4) of the Code) the three month period set forth in the preceding sentence shall be extended to one year. Such Options may be exercised, or in the case of SARs surrendered, only as to the number of Shares for which it could have been exercised, or as to the amount of SARs which may be surrendered, on the date the Employee or former Employee ceased employment or the Director ceased serving on the Board (other than by reason of death) or for such greater number of Shares subject to such Option, or as to the greater amount of SARs which may be surrendered, as to which the Committee may authorize an acceleration of vesting for such Option or SARs.

            (2)   In Case of Death.

                  If a Participant who was awarded an Option or SAR dies, and at the time of Participant's death he or she was entitled to exercise any such Option or surrender any SAR granted under this Plan, such Option may be exercised or SAR surrendered within twelve months after the death of the Participant (but not later than the end of the fixed term of such Option or SAR) by his or her estate, or by a person who acquired the right to exercise such Option or surrender such SAR by bequest or inheritance. Such Option may be exercised only as to the number of Shares for which it could have been exercised or for the amount of the Company's obligation for which an SAR could be surrendered at the date of death of the Participant or for such greater number of Shares subject to such Option or for the amount of the Company's obligation for which an SAR could be surrendered as to which the Committee may authorize an acceleration of time under such Option or SAR.

            (3)   Purchase of Options Following Death.

                  Following the death of a Participant who at the time of his or her death was entitled to exercise any Option granted under this Plan, the Company may, at its election, upon the request of the holder of such Option (the estate or legal representative or heir of the deceased Participant, as the case may be), at any time prior to its exercise or termination, purchase such Option at an aggregate price equal to the excess of the Fair Market Value on the date of such request, over the Option Price, multiplied by the number of Shares as to which such Option was then subject to exercise.

      (d) Incentive Stock Options. The aggregate Fair Market Value of the Shares (determined as of the time the Award is granted) with respect to which Incentive Stock Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company, or Subsidiary) shall not exceed $100,000 or, if different, the maximum limitation in effect at the Grant Date under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Stock Option granted hereunder shall comply in all respects with the provisions of Section 422 of the Code, or any applicable successor provision, and any regulations promulgated thereunder.

      (e)   Method of Exercise of Options.

      Each Option awarded under this Plan shall be deemed exercised when the holder thereof shall indicate the decision to do so in a writing delivered to the Company, and shall at the same time tender to the Company payment for the Shares as to which such Option is exercised, and shall comply with such other reasonable requirements as the Committee may establish pursuant to Section 3 of this Plan, but this provision shall not preclude exercise of any such Option by any other proper legal method specifically approved by the Committee.

      Payment of the Option Price for Shares as to which any Option is exercised shall be made (i) in cash, (ii) by delivery of Shares, (iii) by delivery of a promissory note payable to the Company, or (iv) any combination of the above, such that the sum of the amount of cash, the Fair Market Value of Shares, or the principal amount of the promissory note (or the combination thereof) equals the Option Price. A promissory note of the Participant shall be in such form and include such terms and conditions as is specifically approved by the Committee. The Participant shall pledge his or her beneficial interest in the Shares being purchased as additional security for payment of the promissory note. Election to pay the Option Price in any form other than all cash shall be subject to approval by the Committee.

      No person, estate or other entity shall have any of the rights of a Shareholder with reference to Shares subject to an Option until a certificate or certificates for those Shares have been delivered.

      An Option granted under this Plan may be exercised as to any lesser number of Shares than the full amount for which it could be exercised. A partial exercise of an Option shall not affect the right to exercise such Option from time to time in accordance with this Plan as to the remaining Shares subject to such Option.

      To the extent that an Option does not qualify as an Incentive Stock Option by reason of the foregoing Fair Market Value limitation, it shall be treated as a Nonqualified Stock Option and shall be governed by the pertinent terms and conditions of this Plan.

      (f) Reload. If a Participant exercises an Option and pays some or all of the Option Price with Shares (as permitted under (e) above) or surrenders Shares to satisfy tax withholding obligations, such Participant shall be granted a reload Option to purchase the number of Shares equal to the number of Shares used as payment of the Option Price or the tax withholding obligation, such reload Option to be granted at the time and subject to the limitation described below. A reload Option will only be granted if the Fair Market Value of the Shares on the date of exercise is equal to or greater than 120% of the Option Price of the Option exercised. The Grant Date for the reload Option shall be the date on which the original Option is exercised. Options granted to Participants pursuant to this Section (f) shall have the terms and conditions described in this Section. Options granted pursuant to this

Section (f) shall be of the same character (i.e., Non-Statutory Stock Options or Incentive Stock Options) as the Option that is exercised to give rise to the grant of the reload Option, but if an Incentive Stock Option otherwise required to be granted hereunder cannot be granted under this Section (f) in compliance with Section 422 of the Code, then a Non Statutory Stock Option shall be granted in lieu thereof. Options shall be granted pursuant to this Section (f) only to the extent that the number of Shares covered by such Option grants does not, when added to the number of Shares covered by Awards previously granted during such calendar year, exceed the limitation set forth in Section 4(c).

SECTION 7. STOCK APPRECIATION RIGHTS.

      SARs may be granted hereunder to Participants either separately, or in tandem ("Tandem SARs") with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 6. The provisions of SARs need not be the same with respect to each Participant. Any SARs related to a Non-Statutory Stock Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an Incentive Stock Option must be granted at the same time such Option is granted. Any SAR related to an Option shall be exercisable only to the extent the related Option is exercisable. In the case of any SAR related to any Option, the SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option. Similarly, upon exercise of a SAR as to some or all of the Shares covered by a related Option, the related Option shall be canceled automatically to the extent of the SAR exercised, and such Shares shall not thereafter be eligible for grant under Section 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

      Tandem SARs will be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable, and SARs granted separately will be exercisable as the Committee may determine.

      The Committee may also grant "Limited" SARs that become exercisable only in the event of a Change in Control (as herein defined), subject to such terms and conditions as the Committee may specify at grant. Such Limited SARs shall be settled solely in cash. The Committee may also provide that, in the event of a Change in Control, the amount to be paid upon the exercise of a SAR or Limited SAR shall be based on the price applicable to the Change in Control (as herein defined), subject to such terms and conditions as the Committee may specify at grant.

SECTION 8. RESTRICTED STOCK AWARDS.

      (a) Issuance. Restricted Stock Awards may be issued hereunder to Participants, either separately or in conjunction with other Awards granted under the Plan. Each Award under this Section shall be evidenced by an Award Agreement between the Participant and the Company which shall specify the vesting schedule, any rights of acceleration and such other terms and conditions as the Board shall determine, which need not be the same with respect to each Participant.

      (b) Registration. Shares issued under this Section shall be evidenced by issuance of a stock certificate or certificates registered in the name of the Participant bearing the following legend and any other legend required by, or deemed appropriate under, any federal or state securities laws:

            The sale or other transfer of the Common Shares represented by this certificate is subject to certain restrictions set forth in the Award
      Agreement between                        (the registered owner) and LESCO,
      Inc. dated     under LESCO, Inc.'s 1992 Stock Incentive Plan. A copy of
      the Plan and Award Agreement may be obtained from Secretary of Lesco, Inc.

Unless otherwise provided in the Award Agreement between the Participant and the Company, such certificates shall be retained by the Company until the expiration of the Restriction Period. Upon the expiration of the Restriction Period, the Company shall (i) cause the removal of the legend from the certificates for such Shares as to which a Participant is entitled in accordance with the Award Agreement and (ii) release such Shares to the custody of the Participant.

      (c) Forfeiture. Except as otherwise determined by the Committee at the Grant Date, upon termination of employment of the Participant for any reason during the Restriction Period, all Shares subject to restriction shall be forfeited by the Participant and retained by the Company; provided that in the event of a Participant's retirement, permanent disability, death, or in cases of special circumstances, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Shares. In such case, unrestricted Shares shall be issued to the Participant at such time as the Committee determines.

      (d) Rights as Shareholders. At all times during the Restriction Period, Participants shall be entitled to full voting rights with respect to all Shares Awarded under this Section and shall be entitled to dividends with respect to such Shares payable, at the sole discretion of the Committee, in cash or additional Shares subject to the same Restriction Period.

SECTION 9. STOCK AWARDS.

      Awards of Shares may be granted hereunder to Participants, either separately or in conjunction with other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine (i) the Participants to whom such Awards shall be granted, (ii) the time or times at which such Awards shall be granted, (iii) the number of Shares to be granted pursuant to such Awards, and (iv) all other conditions of the Awards. The provisions of Stock Awards need not be the same with respect to each Participant.

SECTION 10. PERFORMANCE SHARE AWARDS.

      (a) At the discretion of the Committee, Performance Share Awards may be granted under this Plan to a Participant, which Performance Share Award shall be credited to a Performance Share Account to be maintained for such Participant. The value of each Performance Share Award at the time of its grant shall be zero. The amount of said value with respect to each Performance Share Award shall, at the end of each fiscal year of the Company, be increased or decreased (but in no event below zero) by an amount equal to the increase or decrease in the Fair Market Value of one Share of the Company. The amount of the Performance Share Account for a Participant shall be further increased or decreased (as appropriate) in the manner provided above for the period from the fiscal year end immediately preceding the close of business on the last day of the period which determines the Participant's right to receive such payment or if that day is not a business day then until the close of business on the last business day immediately preceding that date. So long as this Plan remains in effect, the Company shall credit to each Participant's account in the Performance Share Account throughout the term of his or her employment with the Company, amounts equal to dividends payable in cash or property paid from time to time on issued and outstanding Shares equal to the number of Performance Share Awards in his or her account, so that the amount of each such credit will be equivalent to dividends which the Participant would have received had he been the owner of the number of Shares equal to the number of Performance Share Awards in his or her account. No such credit shall be made with respect to any dividend paid after an Employee's termination of employment or a Director's termination of service to the Board or after any date of termination of this Plan, even though the record date is prior thereto.

      (b) If any Performance Share Award under the Plan shall be forfeited or cancelled, such Performance Share Award may again be awarded under the Plan. The award of a Performance Share Award under the Plan shall not entitle the recipient to any voting rights or any other rights of a shareholder with respect to such Performance Share Award.

      (c) A Participant shall have no right to receive payment for any part of his or her Performance Share Award and all of his or her Performance Share Award shall be forfeited unless he remains in the employment of the Company or in service to the Board at all times from the date of grant of the subject Performance Share Award through (a) the last day of the period specified by the Committee at the time of grant of the Performance Share Award, (b) his or her normal retirement date, (c) death or (d) the date he becomes disabled, whichever may come earlier. The Committee may include any and all such additional terms regarding the forfeiture of Performance Share Awards which it desires, at the time of grant of such Shares. The exact installment terms or other terms regarding the forfeiture of Performance Share Awards granted by the Committee shall be set forth in a written Performance Share Agreement, in such form consistent with the terms of the Plan as the Committee shall determine, which shall have been duly executed by or on behalf of the Company and delivered to the Participant. The Committee may, if in its opinion circumstances warrant such action, approve payment of any or all of the Performance Share

Awards which would otherwise be forfeited as a result of a Participant failing to remain in the employment of the Company or in service to the Board for the specified period.

      (d) If an Employee's employment or Director's service terminates as a result of death, payment of the amount in the Participant's Performance Share Account shall be made as promptly as practicable at a valuation for such account determined as of the close of business on the date of death, or if that is not a business day, as of the close of business on the last business day preceding that date.

      (e) Payment of the amount in a Participant's Performance Share Account shall be made as soon as practicable after the end of the period which determines the Participant's rights to receive such payment provided, however, that prior to the grant of any Award a Participant may elect that payment with respect to his or her Performance Share Account should be deferred until termination of employment or service as a Director and that such payment should be, made in a specified number of installments. Payments shall be made to the holder of Performance Share Awards in cash, in Shares, or a combination thereof as the Committee shall provide in its sole discretion. No fractional Shares shall be issued in payment for Performance Share Awards, and the amount of any such fractional Shares shall be paid in cash.

      (f) A Participant shall be "disabled" within the meaning of Section 105(d)(4) of the Code. All determinations as to the date and extent of disability of any Participant within the meaning of that Code Section shall be made by the Committee, upon the basis of such evidence as the Committee deems necessary and advisable.

      (g) In addition to cancellation by forfeiture as a result of failure to complete the requisite period of employment, the Committee may cancel Performance Share Awards with the written consent of a Participant holding such Performance Share Award granted to him under the Plan. If Performance Share Awards are so cancelled, such Performance Share Awards shall be available for further grant in accordance with the Plan.

      (h) Only the number of Shares delivered upon the payment for Performance Share Awards shall be charged against the maximum number of Shares which may be delivered under this Plan, as set forth in Section 4 of the Plan.

      (i) Those Participants who are subject to Section 16 of the Securities Exchange Act of 1934 are hereby advised that the staff of the Securities and Exchange Commission has taken the position that interests similar to Performance Share Awards are derivative securities within the meaning of the regulations pursuant to Section 16 of the Securities Exchange Act of 1934.

SECTION 11. CHANGE IN CONTROL.

      Notwithstanding the provisions of Section 6, Options shall become exercisable with respect to 100% of the Shares upon the occurrence of any Change in Control (as hereinafter defined) of the Company.

      Notwithstanding the provisions of Section 8 and the applicable Award Agreement, any Restricted Shares shall be 100% vested and without any restrictions upon the occurrence of any Change in Control of the Company.

      For all purposes of the Plan, a "Change in Control" shall have occurred if any of the following events shall occur:

      (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

      (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

      (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) Or Section, 14 (d)(2) of the Exchange Act) has become the beneficial owner as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock.

      (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

      (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section, each Director who is first elected, or first nominated for election by the Company's Stockholders; by a vote of at least two-thirds of the Directors of the Company or a committee thereof then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

      Notwithstanding the foregoing provisions of Section (c) or (d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report of item therein) under the Exchange Act, disclosing beneficial ownership by it of Shares, whether in excess of 20% or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

SECTION 12. ADJUSTMENT UPON CHANGE OF SHARES.

      In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of stock, stock split, stock dividend, rights offering or other event affecting Shares of the Company (other than a sale of additional Shares by the Company), the number and class of Shares, subject to outstanding Awards to be granted to Participants pursuant to this Plan and any Shares subject to Awards to be granted to Participants, or for which SARs may be surrendered or payment made for Performance Share Awards previously granted, and the price per share payable upon exercise of such Options or surrender of such SARs or payment for such Performance Share Awards shall be equitably adjusted by the Committee, in accordance with any appropriate rules and regulations of the Commissioner of Internal Revenue or other regulatory body, to the extent applicable, as the Committee shall deem appropriate to reflect such change, provided, however, that the number of Shares shall always be a whole number, and the purchase price per Share of any outstanding Options shall, in the case of an increase in the number of Shares, be proportionately increased.

SECTION 13. AMENDMENTS AND TERMINATION OF PLAN.

      The Board may, at any time, amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under an Award theretofore granted, without the Participant's consent, or that without the approval of the shareholders would:

      (a) except as is provided in Section 4(b) and 13(c) of the Plan, increase the total number of Shares which may be issued under the Plan;

      (b)   change the class of Employees eligible to participate in the Plan;
or

      (c) materially increase the benefits accruing to Participants under the Plan; so long as such approval is required by law or regulation.

      The Committee may amend the terms of any Award heretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without his or her consent.

SECTION 14. GENERAL PROVISIONS.

      (a) No Option, Stock Appreciation Right, Performance Share Award, or Restricted Stock Award shall be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights may be exercised during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the guardian or legal representative of the Participant.

      (b) No Participant shall have any claim to be granted any Award under the Plan and there is no obligation of uniformity of treatment of Participants under the Plan.

      (c) The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an Award Agreement, and otherwise complied with the then applicable terms and conditions.

      (d) All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (e) No Option shall be exercisable, nor SAR surrendered, nor payment for Performance Share Award made and no Shares will be delivered under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with applicable securities laws and withholding tax requirements, if any, and with the rules of all domestic stock exchanges on which the Company's Stock may be listed. Any stock certificates issued to evidence Shares as to which an Option is exercised, or Stock Award is made, or SAR surrendered or payment made for a Performance Share Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with Federal and state laws and regulations. No Option shall be exercisable or SAR surrendered, or payment made for a Performance Share Award and no Shares will be delivered under this Plan, until the Company has obtained such consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

      (f) In the case of the exercise of an Option, a Stock Award, surrender of an SAR or payment for a Performance Share Award by a person or estate acquiring the right to exercise such Option or surrender such SAR or receive payment for such Performance Share Award by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of such Option, SAR, Stock Award, or Performance Share Award and may require such consents and releases of taxing authorities as the Committee may deem advisable.

      (g) Except as otherwise required in any applicable Award Agreement or by the terms of the Plan, Participants shall not be required, under the Plan, to make any payment other than the rendering of services.

      (h) The Company shall be authorized to withhold from any payment under the Plan, whether such payment is in Shares or cash, all withholding taxes due in respect of such payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

      (i) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholders approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      j) Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor shall the Plan confer upon any Participant any right to continued employment with the Company or any Subsidiary.

      (k) The Plan shall be applied and construed in accordance with and governed by the laws of the State of Ohio.

SECTION 15. EFFECTIVE DATE AND TERM OF PLAN.

      This Plan, as amended, shall become effective only if approved by the holders of a majority of the Company's common shares outstanding and entitled to vote at the annual meeting of shareholders to be held May , 1998.